UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2016

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2016, EPAM Systems, Inc. (the “Company”) issued a press release discussing results of operations for the third quarter ended September 30, 2016. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.
The information in this report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2016, Anthony Conte submitted notice that he intends to resign as the Company’s Senior Vice President, Chief Financial Officer and Treasurer of EPAM Systems, Inc., which is expected to be effective in the third quarter of 2017, or at such earlier date determined by the Board following the appointment of his successor.  Mr. Conte has agreed to participate in the selection of his successor, assist in a smooth transition of his responsibilities, and actively work for the Company until his departure.  Mr. Conte has also indicated a willingness to be bound by restrictive covenants, including a covenant not to compete.  Based on these commitments, the Company expects that Mr. Conte will be eligible for a performance bonus for the portion of the 2017 fiscal year that he performs services for the Company, based on his performance through his departure, and that his equity-based awards scheduled to vest in 2018 will vest although by their terms they would otherwise forfeit if he were not employed on the vesting date in 2018.  Mr. Conte’s departure is not due to a dispute or disagreement with the Company.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1    Press release dated November 7, 2016, announcing results of operations of EPAM Systems, Inc. for the third quarter ended September 30, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2016

By:	/s/ Anthony J. Conte
Name:	Anthony J. Conte
Title:	Senior Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)

INDEX TO EXHIBITS
99.1    Press release dated November 7, 2016, announcing results of operations of EPAM Systems, Inc. for the third quarter ended September 30, 2016.